UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2004

ABLEST INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10893	65-0978462
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Identification No.)

1901 Ulmerton Road, Suite 300, Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

(727) 299-1200
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

Exhibit No.	Description

99.1	Press Release dated February 13, 2004 issued by Ablest Inc.

Item 9. Regulation FD Disclosure
Item 12. Results of Operations and Financial Condition

     On February 13, 2004, Ablest Inc. issued a press release announcing financial results for the year and quarter ended December 28, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

     The information in this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ablest Inc.

February 13, 2004	By: /s/ Vincent J. Lombardo

Vincent J. Lombardo, Vice President, Chief Financial Officer, Treasurer and Secretary

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EXHIBIT LIST

     The following exhibit is filed herewith.

Exhibit No.	Description

99.1	Press Release dated February 13, 2004 issued by Ablest Inc.

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